UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22207
Oppenheimer Master Event Linked Bond Fund LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  September 30
Date of reporting period:  09/30/2009

Item 1.  Reports to Stockholders.

September 30, 2009

Oppenheimer

Master Event-Linked Bond Fund, LLC

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

September 30, 2009 Oppenheimer Master Event-Linked Annual Report Bond Fund, LLC A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Event-Linked Concentration

Multiple Event	37.0%
Windstorm	35.8
Earthquake	14.0
Longevity	10.8
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on net assets.

Credit Allocation

AA	2.6
A	2.1
BBB	6.8
BB	51.6
B	24.6
CCC	0.6
D	2.8
Not Rated	6.6
Cash Equivalents	2.3
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, are subject to change and based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
6 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the fiscal year ended September 30, 2009, Oppenheimer Master Event-Linked Bond Fund, LLC produced a total return of 5.96% while the Swiss Re Cat Bond Total Return Index returned 8.90%. Positive performance was broad based, with 38 out of 40 bonds posting positive returns during the 12 months ended September 30, 2009. We attribute these returns to the rebound in investor risk appetite and to a mild 2009 hurricane season.
     The event-linked bond market experienced strong returns in the last six months of the reporting period as stabilization in the credit markets led to renewed investor interest in this alternative fixed-income market. The Fund’s best performer was OSIRIS Capital Series B1, an extreme mortality bond that returned 22.7% during the period. The Fund purchased these notes in December 2008 at what appeared to us to be low prices and, subsequently, the bonds appreciated significantly. The largest negative contributor to returns was Willow Re Ltd., which underperformed due to the issuer’s economic exposure to Lehman Brothers. This position returned -11.52% over the period.
     Our largest peril exposure at period end was North Atlantic hurricane risk as we believe this peril exposure offers us the most attractive risk-adjusted returns. Event-linked bonds exposed to this risk made up, on average, approximately 43% of the Fund during the reporting period. We continue to maintain a significant allocation of approximately 37% to multi-event transactions, securities where more than one type of peril could trigger a loss of principal.
     As mentioned, the 2009 North Atlantic hurricane season has been less intense than expected. The official National Oceanic and Atmospheric Administration (NOAA) pre-season forecast predicted four to seven hurricanes and one to three major hurricanes (major hurricanes are defined as storms with peak wind speeds in excess of 111 miles per hour). However, as of the end of September 2009, we have only seen two hurricanes (Bill and Fred). Neither storm made landfall in the United States and damaging winds were primarily confined to open water.
     Over the course of the year we increased the diversification of the Fund’s holdings, both via the primary and secondary market. By holding a greater number of positions, we sought to better manage potential collateral and counterparty risk. We are pleased to report that we made significant progress in this effort. Whereas we held 23 event-linked bonds at the end of September 2008, as of the period’s end, the Fund held 35 event-linked bond positions, a 52% increase.
7 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND PERFORMANCE DISCUSSION
     Looking forward, prices for reinsurance are declining due to low catastrophe losses in 2009 and as new capacity becomes available as the financial crisis abates. We expect new issuance, which has been limited so far this year, to become more active as prices moderate and the capital markets present a valuable alternative source of protection.
Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until September 30, 2009. Performance is measured from the inception of the Fund on June 16, 2008. The Fund’s performance reflects the reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Swiss Re Cat Bond Total Return Index, an index which tracks outstanding USD denominated catastrophe bonds. The index is unmanaged and cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
8 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Master Event-Linked Bond Fund, LLC Swiss Re Cat Bond Total Return Index $11,000 $10,975 $10,490 $10,000 10,000 9,000 0 6/16/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 6/30/08 Average Annual Total Returns of the Fund at 9/30/09 1-Year 5.96% Since Inception (6/16/08) 3.78%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. See page 10 for further information.
9 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES
The Fund’s returns in the graph and table shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.
Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 6/16/08.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
10 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total
11 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES Continued
costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
	$1,000.00	$1,084.80	$2.93

Hypothetical (5% return before expenses)
	1,000.00	1,022.26	2.84
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2009 is as follows:

Expense Ratio

0.56%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
12 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2009

	Principal
	Amount		Value

Event-Linked Bonds—97.6%
Earthquake—14.0%
Lakeside Re Ltd. Catastrophe Linked Nts., 6.783%, 12/31/09[1,2]	$2,000,000		$1,999,200
Midori Ltd. Catastrophe Linked Nts., 3.259%, 10/24/12[1,2]	2,000,000		1,918,600
Muteki Ltd. Catastrophe Linked Nts., 4.84%, 5/24/11[2,3]	2,000,000		1,916,300
Newton Re Ltd. Catastrophe Linked Nts., Series 2007-1, Cl. A, 4.936%, 12/24/10[1,2]	1,000,000		990,750

			6,824,850

Longevity—10.8%
Osiris Capital plc Catastrophe Linked Combined Mortality Index Nts.:
Series B1, 1.196%, 1/15/10[2]	2,250,000	EUR	3,260,123
Series D, 5.509%, 1/15/10[1,2,4]	2,000,000		1,992,800

			5,252,923

Multiple Event—37.0%
Atlas Reinsurance plc Catastrophe Linked Nts., 11.358%, 1/10/11[1,2]	1,500,000	EUR	2,111,076
Calabash Re III Ltd. Catastrophe Linked Nts., Series A-1, 16.181%, 6/15/12[2]	500,000		540,325
East Lane Re II Ltd. Catastrophe Linked Nts., 15.097%, 4/7/11[1,2]	250,000		240,275
Merna Reinsurance Ltd. Catastrophe Linked Nts.:
Series B, 2.033%, 7/7/10[1,2]	1,000,000		973,150
Series C, 3.033%, 7/7/10[2]	1,000,000		980,200
Nelson Re Ltd. Catastrophe Linked Nts.:
Series 2007-I, Cl. A, 12.34%, 6/21/10[1,2]	2,000,000		1,931,800
Series 2008-1, Cl. H, 12.44%, 6/6/11[2]	4,250,000		3,566,388
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL1, 7.611%, 6/7/10[1,2]	2,000,000		2,026,800
Series CL2, 11.861%, 6/6/11[1,2]	2,000,000		1,919,750
Residential Reinsurance 2009 Catastrophe Linked Nts.:
Series CL1, 13%, 6/6/12[2]	250,000		264,225
Series CL2, 17%, 6/6/12[2]	300,000		319,643
Series CL4, 12.50%, 6/6/12[2]	500,000		529,288
Successor II Ltd. Catastrophe Linked Nts.:
Series CIII, 17.064%, 4/6/10[1,2]	2,000,000		1,947,700
Series IVF, 25.14%, 5/6/10[5]	300,000		279,810
Topiary Capital Ltd. Catastrophe Linked Nts., 5.233%, 8/5/11[1,2]	500,000		465,750

			18,096,180

Windstorm—35.8%
Akibare Ltd. Catastrophe Linked Nts.:
Cl. A, 3.357%, 5/22/12[1,2]	2,000,000		1,945,600
Cl. B, 3.557%, 5/22/12[1,2]	500,000		485,300
Blue Coast Ltd. Catastrophe Linked Nts., Series B, 15.049%, 12/8/10[2]	1,500,000		1,338,488
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.598%, 4/10/12[1,2]	1,250,000	EUR	1,580,472
F1 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Windstorm Continued
East Lane Re III Ltd. Catastrophe Linked Nts., 10.847%, 3/16/12[1,2]	$750,000		$779,381
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 7.664%, 4/6/12[1,2]	577,000	EUR	837,982
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.383%, 8/10/11[1,2]	2,000,000		1,965,800
Green Valley Ltd. Catastrophe Linked Nts., 4.629%, 1/10/11[1,2]	1,400,000	EUR	1,965,011
Ibis Re Ltd. Catastrophe Linked Nts.:
Series A, 10.549%, 5/10/12[2]	250,000		259,888
Series B, 14.549%, 5/10/12[2]	300,000		318,465
Mystic Re Ltd. Catastrophe Linked Nts., 10.361%, 6/7/11[1,2]	2,000,000		1,963,000
Parkton Re Ltd. Catastrophe Linked Nts., 10.50%, 5/6/11[1,2]	750,000		785,700
Willow Re Ltd. Catastrophe Linked Nts.:
6/16/10[1,6]	2,000,000		1,345,000
4.068%, 6/17/11[1,2]	2,000,000		1,941,800

			17,511,887

Total Event-Linked Bonds (Cost $49,391,412)			47,685,840

	Shares

Investment Companies—2.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[7,8]	5,997	5,997
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[7,9]	1,086,692	1,086,692

Total Investment Companies (Cost $1,092,690)		1,092,689

Total Investments, at Value (Cost $50,484,102)	99.8%	48,778,529
Other Assets Net of Liabilities	0.2	77,758

Net Assets	100.0%	$48,856,287

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $34,112,697 or 69.82% of the Fund’s net assets as of September 30, 2009.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $1,916,300, which represents 3.92% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts.

See Note 5 of accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	Rate shown is the 7-day yield as of September 30, 2009.

8.	Interest rate is less than 0.0005%.

9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and
F2 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2008	Additions	Reductions	September 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	89,497	28,944,616	27,947,421	1,086,692

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$1,086,692	$12,112
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$47,685,840	$—	$47,685,840
Investment Companies	1,092,689	—	—	1,092,689

Total Assets	$1,092,689	$47,685,840	$—	$48,778,529

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(345,512)	$—	$(345,512)

Total Liabilities	$—	$(345,512)	$—	$(345,512)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F3 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of September 30, 2009 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Depreciation

RBS Greenwich Capital
Euro (EUR)	Sell	6,762	EUR	11/13/09	$9,894,876	$345,512
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$18,718,205	38.3%
Supranational	15,503,459	31.8
Japan	8,231,600	16.9
European Union	4,383,465	9.0
Cayman Islands	1,941,800	4.0

Total	$48,778,529	100.0%

See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $49,397,410)	$47,691,837
Affiliated companies (cost $1,086,692)	1,086,692

48,778,529

Receivables and other assets:
Interest and dividends	456,475
Other	3,662

Total assets	49,238,666

Liabilities
Unrealized depreciation on foreign currency exchange contracts	345,512
Payables and other liabilities:
Legal, auditing and other professional fees	25,600
Shareholder communications	9,806
Directors’ compensation	812
Other	649

Total liabilities	382,379

Net Assets—applicable to 4,657,652 shares of beneficial interest outstanding	$48,856,287

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$10.49
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest	$4,495,756
Dividends from affiliated companies	12,112

Total investment income	4,507,868

Expenses
Management fees	189,041
Legal, auditing and other professional fees	37,314
Shareholder communications	21,656
Directors’ compensation	7,111
Custodian fees and expenses	802

Other	2,982

Total expenses	258,906
Less waivers and reimbursements of expenses	(1,555)

Net expenses	257,351

Net Investment Income	4,250,517

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(9,804)
Foreign currency transactions	(87,390)

Net realized loss	(97,194)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,467,395)
Translation of assets and liabilities denominated in foreign currencies	94,024

Net change in unrealized depreciation	(1,373,371)

Net Increase in Net Assets Resulting from Operations	$2,779,952

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2009	2008[1]

Operations
Net investment income	$4,250,517	$472,193
Net realized gain (loss)	(97,194)	2,705
Net change in unrealized depreciation	(1,373,371)	(674,915)

Net increase (decrease) in net assets resulting from operations	2,779,952	(200,017)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Proceeds from contributions	6,000,000	43,480,001
Payments for withdrawals	(3,001,912)	(301,737)

	2,998,088	43,178,264

Net Assets
Total increase	5,778,040	42,978,247

Beginning of period	43,078,247	100,000 [2]

End of period	$48,856,287	$43,078,247

1.	For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

2.	Reflects the value of the Manager’s initial seed money on May 29, 2008.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2009	2008[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.90	$10.00

Income (loss) from investment operations:
Net investment income[3]	.89	.23
Net realized and unrealized loss	(.30)	(.33)

Total from investment operations	.59	(.10)

Net asset value, end of period	$10.49	$9.90

Total Return, at Net Asset Value[4]	5.96%	(1.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,856	$43,078

Average net assets (in thousands)	$47,309	$19,902

Ratios to average net assets:[5]
Net investment income	8.98%	7.89%
Total expenses	0.55%[6]	1.06%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	1.05%

Portfolio turnover rate	5%	0%

1.	For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

2.	Certain 2008 amounts have been added to conform to 2009 presentation.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	0.55%
Period Ended September 30, 2008	1.07%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F9 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation
F10 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost	$1,962,665
Market Value	$1,345,000
Market Value as a % of Net Assets	2.75%
Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market
F11 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F12 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Period Ended September 30, 2008[1,2]
	Shares	Amount	Shares	Amount

Contributions	609,606	$6,000,000	4,371,650	$43,480,001
Withdrawals	(303,316)	(3,001,912)	(30,288)	(301,737)

Net increase	306,290	$2,998,088	4,341,362	$43,178,264

1.	For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 29, 2008.
F13 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$235,500	$58,335
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF. During the year ended September 30, 2009, the Manager waived $1,555 for management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
F14 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter
F15 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued

into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $345,512. If a contingent feature would have been triggered as of September 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of September 30, 2009 are as follows:

Derivatives Not	Liability Derivatives
Accounted for as	Statement of Assets and
Hedging Instruments	Liabilities Location	Value

Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$345,512
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives[1]
Derivatives Not Accounted	Foreign currency
for as Hedging Instruments	transactions	Total

Foreign exchange contracts	$8,350,137	$8,350,137

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
	Translation of assets
	and liabilities
Derivatives Not Accounted	denominated in
for as Hedging Instruments	foreign currencies	Total

Foreign exchange contracts	$168,274	$168,274

1.	For the six months ending September 30, 2009.
F16 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 17, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
F17 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, OppenheimerFunds Distributor, Inc. (the “Distributor”), and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F18 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master Event-Linked Bond Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Event-Linked Bond Fund, LLC, including the statement of investments, as of September 30, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 16, 2008 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Event-Linked Bond Fund, LLC as of September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 16, 2008 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2009
F19 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the
13 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load multi-sector income funds. The Board considered that the Fund does not yet have a one-year performance history, but the Fund has outperformed its performance universe median for the period since the Fund’s inception.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multi-sector income funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than the expense group median.
14 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
15 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
16 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors and Director (since 2008) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage)
(1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television chan- nel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2008) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2008) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm)
(July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm)
(July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 2008) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 2008) Age: 68	Director of Colorado UpLIFT (charitable organization)
(since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfo- lios in the OppenheimerFunds complex.
17 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard F. Grabish, Director (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director
(March 1987-December 2007) and Manager of Private Client Services
(June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser)
(June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2008) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational orga- nization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000- 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2008) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (chari- table organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2008) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.
18 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2008) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President and Portfolio Manager (since 2008) Age: 44	Vice President of the Manager (since June 1999); worked in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager
(1997- February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
19 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2008) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
20 | PPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $32,100 in fiscal 2009 and D&T billed $32,100 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.

Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Master Event Linked Bond Fund LLC

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009